UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2024

Hempacco Co., Inc.
(Exact name of registrant as specified in its charter)

001-41487	83-4231457
(Commission File Number)	(IRS Employer Identification Number)

9925 Airway Road, San Diego, CA	92154
(Address of Principal Executive Offices)	(Zip Code)

(619) 779-0715

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	HPCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure in Item 5.07 below is incorporated by reference into this Item 5.02. On October 4, 2024, Paul Glavine and Harrison Newlands resigned as members of the Board of Directors of the Company.

Item 5.07.      Submission of Matters to a Vote of Security Holders.

On October 3, 2024, Hempacco Co., Inc. (“Hempacco” or the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, an aggregate of 2,793,705 shares of voting stock, or approximately 64.49% of our 4,332,006 total outstanding voting shares as of August 9, 2024, the record date for the Annual Meeting (the “Record Date”), were present virtually at or were voted at the Annual Meeting, constituting a quorum. The following proposals were voted on at the Annual Meeting (as described in greater detail in the Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on August 12, 2024 (the “Proxy Statement”), with the results of such voting as set forth below. Capitalized terms have the meanings given to such terms in the Proxy Statement and this Form 8-K should be read in connection with the Proxy Statement.

Proposal 1	For	Withheld	Abstain
Election of Directors
Sandro Piancone	2,095,942	79,851	617,912
Jorge Olson	2,100,319	75,474	617,912
Jerry Halamuda	2,152,910	22,883	617,912
Paul Glavine	2,115,578	60,215	617,912
Harrison Newlands	2,115,560	60,233	617,912

Proposal 2	For	Against	Abstain
Ratification of the appointment of dbbmckennon as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.	2,637,160	151,203	5,342

Proposal 3	For	Against	Abstain
To approve, by non-binding vote, the compensation of the Company's named executives.	1,937,759	224,117	13,917

As a result of the above voting, each of the proposals was approved by the requisite vote of the Company’s stockholders, and the five directors set forth above were elected to the Company’s Board of Directors.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

HEMPACCO CO., INC.

Dated: October 10, 2024	By:	/s/ Sandro Piancone
Sandro Piancone
Chief Executive Officer

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